SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2007

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                                   LION, Inc.
             (Exact name of registrant as specified in its charter)


         Washington                   0-25159                91-2094375
(State or other jurisdiction  (Commission file number)     (IRS employer
      of incorporation)                                 identification number)

     4700-42nd Ave. SW, Suite 430 Seattle, WA                  98116
     (Address of principal executive offices)                (Zip code)

           Registrant's telephone, including area code (206) 577-1440

                                       N/A
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events

          On June 26, 2007, LION, Inc. issued a press release announcing that the preliminary report of IVS Associates, Inc., the independent Inspector of Election for LION's 2007 Annual Meeting of Shareowners, has confirmed that all Board director nominees were elected by shareholders voting in the election of directors at the Annual Meeting. A copy of the press release is annexed hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits

    (c)    Exhibits.



Exhibit No.     Description
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  99.1          Press release dated June 26, 2007




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LION, Inc.
                                           (Registrant)


                                           By: /s/ David Stedman
                                               ------------------------------
                                               David Stedman
Date: June 26, 2007                            Interim Chief Executive Officer






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